united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 4/30

Date of reporting period: 4/30/18

Item 1. Reports to Stockholders.

Annual Report

April 30, 2018

CMG MAULDIN SOLUTIONS CORE FUND

Class A Shares – GEFAX                    Class I Shares – GEFIX

CMG TACTICAL BOND FUND

Class A Shares – CHYAX                    Class I Shares – CHYOX

CMG TACTICAL ALL ASSET STRATEGY FUND

Class A Shares – CMGQX                    Class I Shares – CMGHX

1-866-CMG-9456

www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG Mauldin Solutions Core Fund, the CMG Tactical All Asset Strategy Fund and the CMG Tactical Bond Fund.

CMG Mauldin Solutions Core Fund

The Fund returned +5.06% (Class A Shares) and +5.13% (Class I Shares) over the past year (April 30, 2017 through April 30, 2018), net of fees. The Morningstar Tactical Allocation Category, the Fund’s peer group, returned +6.20% over the past year (April 30, 2017 through April 30, 2018). The benchmark for the Fund, the Morningstar Moderate Target Risk TR Index, returned +8.08% over the past year (April 30, 2017 through April 30, 2018).

The Fund was largely fully invested over the past 12 months capturing market upside through 2017 while de-risking the portfolio in 2018 in response to significant market declines in the first quarter. Average equity, fixed income and commodity, cash exposure over the past 12 months was 61%, 30%, 4% and 5% respectively. However, the average exposures for the Fund mask how the portfolio was allocated over the past twelve months and how the Fund’s strategy can tactically allocate to capture upside and mitigate risk. Equity and fixed income markets entered a distinctly different market environment in February of 2018 as global equities and bonds sold off significantly in response to inflationary pressures and fears of trade protectionism. After maintaining healthy equity exposure throughout most of 2017, the portfolio reduced equity exposure, rotated from longer duration to short duration fixed income positions and raised cash in early 2018. The Fund remained in a conservative risk position as of the end of April, 2018 as markets have remained choppy and range bound after the volatile first quarter.

In mid-2017, equity exposure favored large caps over small caps, balanced domestic and international exposures and sector specific exposure was primarily in technology and communication. As equity market trended higher later in the year, equity exposure increased before peaking in January 2018 at 70%. The Fund was overweight equities and with a moderate to aggressive risk profile for most of the second quarter 2017. The portfolio equity allocation was approximately 35% U.S. equities, 21% international equities (split approximately equally between developed and emerging markets) and 12.50% to sector specific positions. In second quarter, the portfolio was underweight fixed income, with a 24% allocation, and exposure was split between long and short duration government bond ETFs. Commodity exposure was approximately 5.25% of the portfolio with the majority of the allocation invested was precious metals. The Fund performed well during the quarter and as markets started to trade sideways ahead of the summer doldrums, the portfolio shifted to a more balanced moderate risk position, decreasing equity exposure and increasing allocations to fixed income. Equity risk exposure was reduced primarily in the U.S. equity holdings, declining from 35% at the start of the quarter to 27% by the end of June. International and sector based exposure remained at the same level throughout the quarter albeit with sector exposure rotating into consumer cyclical and healthcare positions. The reallocation out of equities found its way into increased fixed income positions, namely long government bond positions. Throughout the summer, the Fund remained underweight to fixed income with a 30% position. Long duration government bonds comprised the majority of the fixed income allocation. The portfolio held very little commodity exposure, with less than 3% allocated.

During the third quarter, the portfolio moved into a more aggressive risk position, increasing equity and commodity exposure while further reducing fixed income positions. Equity exposure was split evenly between domestic and international positions. Overall, large caps were favored over small and mid-caps. U.S. sector specific exposure declined slightly and rotated out of technology and consumer cyclical positions into financials, energy and utilities. International equity positions were tilted in favor of emerging over developed markets as the Fund increased its allocation to Latin America during the quarter. The Fund continued to reduce fixed income exposure by decreasing allocations to long government bonds and short duration investment grade bonds. The Fund increased commodity exposure, adding precious metal exposure in response to heightened geopolitical risks.

The Fund began the year fully invested capturing upside as global equity markets moved to new highs in January. At the start of the year the Fund was positioned as follows: 66% equities, 30% fixed income, 3% commodities and approximately 1% in cash. The portfolio equity allocation was approximately 36% U.S. equities, 21% international equities and 9% to sector specific positions. Concerns over inflation and a trade war increased volatility and sent markets careening lower. The portfolio reduced equity exposure steadily during the first quarter, trimming domestic exposure, primarily in large caps. International exposure was reduced in diversified emerging markets positions and within developed markets, exposure to Japan was cut in half. Sector positions in healthcare and energy were also reduced modestly. The reallocation out of equity positions did not find its way into fixed income holdings. As interest rate pressure and concerns about inflation capped bond market upside, the Fund reallocated to shorter duration fixed income positions which essentially act as cash proxies (i.e. 1-3 month T-bill ETFs). While both equity and fixed income struggled, commodities performed well and offered some non-correlated diversification benefits. However, the Fund remained modestly allocated to commodities, with positions primarily in gold, platinum and agriculture. In sum, the portfolio remains in a reduced risk position in response to continued market volatility.

CMG Tactical All Asset Strategy Fund

The Fund returned +2.61% (Class A Shares) and +2.68% (Class I Shares) over the past year (April 30, 2017 through April 30, 2018), net of fees. The Morningstar Multialternative Category, the Fund’s peer group, returned +2.60% over the past year (April 30, 2017 through April 30, 2018). The benchmark for the Fund, the Morningstar Moderate Target Risk TR Index, returned +8.08% over the past year (April 30, 2017 through April 30, 2018).

The Fund performed well over the past year, generating upside on the back of aggressive equity positioning through most of 2017 before giving up some of those gains as markets sold off in 2018. The portfolio averaged 70% equity exposure in 2017 and was fully invested in equities in January, the most aggressive positioning for the portfolio since inception. However, as equity and fixed income markets declined in February, the portfolio moved systematically to a more defensive position, before ultimately finishing April 2018 with one of the lowest equity exposures since inception, only 9% in equities. The change in exposure is an excellent example of what tactical trading strategies are designed to do: advance when markets healthy and protect when market volatility rises. Our models responded to the change in macro environment that drove the market sell-off in February. For most of 2017, markets were strongly bullish and directional with very limited volatility. There was a clear upward trend. Since peaking in early 2018, global equity markets have been range bound and divergent. Talk of trade wars has slowed large caps and international stocks while technology and small caps have benefited. Historically, when equity markets struggle, our models will reallocate to fixed income to mitigate risk. That did not occur this year as bonds declined in sync with equities as inflationary pressures and Fed tightening pushed yields out, particularly in government bonds. As a result, the portfolio has reallocated to cash or cash like proxies (i.e. very short term debt positions like 1-3 month T-bill ETFs).

The Fund began the 2017 in an aggressive risk-on position with a high allocation, over 80%, to equities but significantly increased bond exposure during April from 18% at the start of the month to 52% by month end. Fixed income ETFs showed strong relative strength leading into the French election as investors’ concerns led to mild de-risking of equity exposure and created a bid on bonds, primarily government bonds. The Fund further increased fixed income exposure in May. It was the first time in a year that the portfolio had a larger allocation to fixed income than equities. The portfolio benefited from being overweight government bonds as concerns over fiscal policy and the new administration’s agenda cooled equity markets. Additionally, emerging market equities and consumer discretionary sector exposure contributed to positive performance. In June, the Fund increased risk exposure, rotating out of several fixed income positions back into equities. Positions in emerging market stocks and REITs contributed positive performance while exposure to consumer discretionary stocks detracted from portfolio performance. By the end of June, the Fund was again aggressively positioned, with approximately 78% of the portfolio in equities, primarily international, and only 18% in fixed income related positions. Additionally, fixed income exposure also rotated from primarily long duration positions early in the quarter to mostly short duration bond ETFs by quarter end.

The Fund rotated back into an aggressive risk-on position in July and held over 80% of the portfolio in equity positions for most of the quarter. Equity markets set new high after new high in the second half of 2017 and the strategy was well positioned to capture upside with average equity exposure of 80%, more than twenty percentage points higher than in 2016. Furthermore, fixed income exposure in the portfolio reached its lowest level in close to a year in the third quarter. In August and September, the portfolio held less than 10% in fixed income positions. Equities, particularly international equities, were the dominate asset class while fixed income faced a headwind in the U.S. as the Fed continued to normalize monetary policy by increasing rates. In July, the portfolio rotated out of bonds and into financials (which gained momentum during the quarter as rate increases improve the potential for profitable lending) and increased exposure to large cap international equities and regional exposure to Latin America and China. North Korea’s continued nuclear tests brought geopolitics back to the front pages resulting in investors bidding up precious metals during the quarter. As a result, the portfolio held exposure to gold for the first time in over a year. After a flat month in August, equity markets climbed higher in September and the portfolio remained well-positioned to capture upside. The Fund remained aggressively positioned in October, albeit with a better balance between domestic and international equity positions.

The Fund was aggressively invested to start the quarter, with over 80% of the portfolio allocated to equities. Equity markets trended higher to finish the year and the strategy was able to capture market upside in October with allocations to large caps, emerging markets, primarily India and Latin America, and sector positions in consumer discretionary and energy. The strategy reduced risk in November by trimming large cap equity allocations and moving into a cash position. Performance was driven by allocations to U.S. equities (mid and large cap) and emerging markets. Fixed income allocations throughout the quarter were primarily short duration and modestly additive to performance. In December, the portfolio rotated out of emerging markets back into U.S. large cap equities while maintaining its allocations to fixed income and cash. U.S. equities again drove positive performance, particularly consumer discretionary sector allocations, while utilities were the primary detractor during the month. The strategy finished the year in a moderately aggressive risk position.

The Fund was aggressively positioned to start 2018 with 98% of the portfolio invested in equities, the largest and most equity oriented allocation in well over a year. During January, the Fund held positions in domestic mid- and large-cap equities but the majority of the portfolio was tilted to international stocks. Over 60% of the portfolio was in international equities, split roughly evenly between developed and emerging market positions. Equity markets stumbled in February on inflation concerns and rising interest rates and the strategy began reducing risk during the month as our proprietary relative strength readings favored cash (or short duration 1-3 month T-bill positions that are not inflation sensitive) over equity and traditional fixed income positions like government bonds and corporates. By the end of the month, the Fund had moved 20% into defensive positions. The strategy reduced domestic equity exposure while maintaining its international positions. The volatility continued in equity markets throughout March and into April; albeit the concerns driving market gyrations shifted from inflation and interest rates to the impact on growth of an escalating trade conflict between the U.S. and China. As a result, the portfolio further reduced equity exposure to its most defensive position in several years with over 70% of the portfolio in cash and/or short duration fixed income positions.

Equity markets remain choppy and range-bound. Our relative strength readings continue to favor risk-off assets, primarily cash, and are likely to remain there until a sustained trend in equities re-emerges. For several months, equities have taken one step forward and two steps back, painting a poor technical picture, one suggesting that short-term resistance is strengthening. Despite a challenging environment this year we are pleased with the strategy and our model’s ability to respond to the change in equity risk and move from an aggressive to a defensive position in such a short window of time.

The ability to change asset allocations in response to changing market conditions is the essence of the value proposition for tactical strategies and why they play such an important and complementary role to traditional long-only portfolios.

CMG Tactical Bond Fund

The Fund returned -1.57% (Class A Shares) and -1.18% (Class I Shares) over the past year (April 30, 2017 through April 30, 2018), net of fees. The Morningstar Nontraditional Bond Category, the Fund’s peer group, returned +2.46% over the period (April 30, 2017 through April 30, 2018). The benchmark for the Fund, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned +3.26% over the past year (April 30, 2017 through April 30, 2018).

The past year has been a challenging environment for high yield bonds. Fixed income assets have been under pressure as the Fed continues to tighten rates. The Fund was fully invested for most of the second quarter in 2017 until the last week of June when the Fund moved to a defensive position and out of high yields. In mid-July, the strategy moved back into high yields holding a long position into August. In the second half of the month, the strategy moved to a defensive position. After a brief dip in high yield prices, the strategy traded back into a long position at the end of August. The strategy remained long in September and into the fourth quarter. Like most of the past year, high yield bonds have seen modest price appreciation as spreads were already tight and still near historically low levels. Most investors have been content clipping a coupon, picking up the yield with no expectations for price appreciation. After a plunge in oil prices last year sent yields to multi-year highs, the market then quickly rebounded to near record tight spreads in 18 months.

In early November, the strategy moved to a defensive cash position as high yield bonds sold off. The strategy moved back into high yields in early December. High yield spreads widened in December in reaction to debt financed tax cuts, a Fed rate hike and rising inflation. In particular, December saw the largest increase in inflation for all items (less food and energy) since January 2017. For the 12 months ending December, inflation rose 2.1%. The Fund began the year fully invested in high yields. Equity markets rose in January while fixed income markets, particularly government bonds, declined. High yields were roughly flat during the month and the strategy generated a slight loss during the month. In February, interest rates spiked and high yield bonds sold off. The effective yield on the BofAML US High Yield Master II, a widely cited tracking index of high yield bonds, jumped from 5.82% at the end of January to 6.36% on February 9. The strategy moved to a defensive cash position in the first week of February during the sell-off. The Fund remained in cash for the remainder of the first quarter and into April. High yield bonds continued to struggle for the remainder of the quarter, suffering their biggest first quarter loss since 2008. However, they appear to have put in a short-term low around a 6.40% yield and prices have since firmed up as the effective yield has come back down to 6%.

Although high yields performed well in 2017, fixed income investors continue to face a number of headwinds in 2018. While equity markets stand to benefit from the tax cut, the fact that the cuts are debt-financed will put upward pressure on yields. Additionally, increased economic growth will put pressure on wages as many industries lack skilled workers, which will make hiring more competitive. Finally, the Fed will continue to raise rates and reduce its balance sheet in its attempt to normalize monetary policy. The upward pressure on rates will likely lead to some surprises and a difficult year for fixed income investors. After a year where high yields generated most of their return from income and are priced to perfection, the risk is primarily to the downside with respect to price. Finally, while we do not see a recession on the horizon, the spread on high yields bears watching as a recession indicator. Jeff Gundlach refers to the high-yield spread to Treasury bonds as the “granddaddy of recession indicators.” Per Gundlach, high yield spreads “blow out” by at least 200 basis points at least four months before a recession.

High yield bond returns will continue to be shaped by two key dynamics this year: investors concerned with rising interest rates and the supply / demand dynamics of new issuance. High yield bond funds have seen significant outflows this year with the two largest junk bond ETFs, JNK and HYG, losing over $6 billion in assets in first four months of this year. While fears over interest rates have pushed investors out of funds, those same concerns have impelled issuers to be more opportunistic with new issuance. According to JP Morgan, new supply year to date is approximately 25% below the same period last year. Limited supply in the face of the sell-off helped support prices but it is likely that investors will demand better terms moving forward, particularly with respect to covenants. What has been for years a sellers’ market may have reached an inflection point one where buyers once again have power and can dictate terms.

Market Outlook

It’s been a great party but as with any good soiree, the day after is time to clean up. For over a decade markets have feasted on low interest rates, accommodative fed policy and stable trade pacts. Equity markets set new highs, ample liquidity has pushed real estate back to pre-crisis highs (and beyond in many regions) and unemployment is at multi-year lows. After tax cuts passed last year and the roaring start to the year for equity markets across the world, it looked as if the party might roll on forever.

What a difference a couple of months makes. Our concerns about rising interest rates and trade conflicts, revealed themselves during the first quarter showing that volatility and risk are alive and well. Five hundred to 1000 point swings in the Dow became daily occurrences and lead to the blow-up of volatility-based investment products that employ the “pennies in front of steamroller” investment approach. Inflation and trade war concerns knocked markets around for the better part of February and March and April brought more of the same. All indications point to a change in the state of mind of the market: things are going to be tougher and the technical charts are telling us we are heading into choppy waters. The upward trendline on U.S. market indices has been broken and there is now ample resistance to this market. Like a mountaineer attempting to summit, each failed attempt saps him of strength, lowering the prospect of reaching the peak on another attempt. It will take a lot of energy to break through and reestablish another cyclical bullish upswing in the intermediate term.

Investors found few safe havens during the market declines. Domestic and international stocks fell in tandem and few sectors were spared. Facing a headwind, fixed income allocations failed to offset equity losses in portfolios. Cash and commodities, underappreciated for years, served as bulwarks against portfolio losses and will remain critical components for asset allocators moving forward. What has, to some extent, been lost during the drama this year is that the economy is doing well not great but certainly not about to decline or go in a recession. That view, as we have recently seen, can change quickly, but it is going to take more negative data and/or news to get there. We continue to believe that rising interest rates and trade conflicts are the biggest headwinds for markets and how risks associated with them evolve will in large part determine whether markets can move higher.

An Expensive Pony

If you drive anywhere in this country, you have likely noticed our infrastructure looks a little run down like last century run down. I know for a fact that certain roads and bridges in our area have not been touched in over 30 years. Other aspects of our infrastructure look much the same. I get it it’s not easy. To fix 50+ years of underinvestment takes a lot of work. In fact it takes a lot more work than just cutting taxes and hoping for the best. The reality is that our country has an investment problem, public and private, and our leaders, in Congress and in the C suites have turned into one-trick ponies.

The tax cut approach has never really worked for most of America and it overshadows other good ideas that could make the economy grow, increase worker productivity and at the same time increase standards of living. Investments in education and teachers, nationwide broadband, better and more easily transferable healthcare and a real commitment to a new energy future (not doubling down on coal) are just some examples that would boost economic growth.

Corporations received a huge windfall from the tax cuts last year, and as we anticipated, rather than spurring investments or hiring, most of the windfall is going to executive bonuses, dividends and buybacks. American companies have announced $171 billion of stock buybacks, a record high for this point in the year according to Biryini Associates, and more than double the $76 billion that corporate America disclosed at the same time last year. Further, JP Morgan estimates that gross share buybacks will reach a record $800 billion in 2018, up from $530 billion in 2017. Where would equity markets be without those buybacks?

Much like their counterparts in Congress, there is a lack of commitment to investment. While that may help short-term profitability, it ultimately sows the seeds of a more difficult economic future, one where those investments are going to be more expensive to finance. If corporate America can’t find attractive investments at a 3% ten year, what are they going to do at higher rates? If Congress can’t find a way to rebuild our country at near record low rates, what incentive will they have as the cost goes up?

One of the drivers of interest rates over the quarter was the reaction to the budget deal that projects trillion dollar deficits for the foreseeable future. Combined with tax cuts, over the next ten years, we could see over 10-20% added to our national debt. If the economic growth doesn’t show up, it could be an expensive one-trick pony indeed. The more immediate issue is that recent budget decisions have put additional upward pressure on interest rates and the headwind facing bonds blows stronger. Here are some other data points to consider as the supply of debt coming to market continues to increase and put pressure on rates:

●	According to the Congressional Budget Office, the U.S. budget deficit will surpass $1 trillion by 2020, two years sooner than originally estimated.

●	The U.S. budget deficit was $215 billion in February alone, the largest in six years.

●	The Treasury Department, in March, auctioned its largest supplies of debt since the financial crisis. Sales of shorter-term debt in particular are rising as the government’s financing needs have increased due to the tax overhaul.

●	China holds over $1.7 trillion of U.S. debt and between December and January of this year, the Chinese reduced their holdings by 1.4%. The Chinese are considering scaling back more in response to U.S. tariffs.

●	Per the National Association of State Budget Officers, 27 states saw revenues fall below expectations last year. These states will need to borrow more in a market already overflowing with new issuance.

●	Teacher Populism: Cuts to education have been one way to balance budgets but appear to have reached a limit. Teachers in West Virginia, Oklahoma, Kentucky, Arizona, Louisiana and Colorado have gone on strike this year. Governments in many of these states have a tough choice: raise taxes or raise more debt.

Trade Wars and Real Wars

Although the first leg of the market drawdown this year was precipitated by a spike in interest rates , it was the escalating rhetoric on trade that left a more lasting mark on investors’ psyche. What started with the administration’s roll-out of steel tariffs evolved to several rounds of tariffs targeting China over the past months. There was a decidedly different tone and calculation to each of the tariffs: the steel tariffs were introduced on the grounds of questionable national security concerns while the tariffs against China were targeted at very specific sectors like electronics, medical equipment and televisions. The difference between how they were rolled out plainly shows the bipolar nature of the Trump administration. For the first year of this presidency, markets were willing to ignore a certain amount of bluster assuming that policy would not change much. This quarter brought reason for a reassessment of that view. Although Trump appears fluid on most policy issues, he has for most of his life held anti-trade views, frequently venting about the poor quality of trade deals as if the trade deficit was the only score that matters. That has markets rattled and it is likely to spur bouts of volatility over the coming months.

A trade war would have an immediate impact on economic growth and trade, but it is the long-term impacts on the U.S. that could have more lasting consequences. The current skirmishes with the Chinese also highlight a global dichotomy on trade: developed counties are downbeat on trade while emerging markets are increasingly optimistic. Public policy polls bear this out as the recent McKinsey survey of global business leaders lists changes in trade policy as the number one risk to global growth. While rising interest rates are number two, both doubled (in terms of respondents citing them as a risk) from the previous survey in December. One estimate from UniCredit Bank suggests a trade war would reduce global growth by 0.50% - 1.0% a year and could spark a recession. While significant, how does that compare to the cost of the U.S. relinquishing its leadership on global economic affairs?

Relying on national security justifications to pass steel tariffs is one example of this. While WTO rules permit members to impose tariffs under this premise, it is a highly cynical approach to trade – every country, including China, could use national security to justify trade protectionism. Additionally, the steel tariffs targeted allies like Canada that were puzzled by the administration’s mixed signals. Tariffs against China targeting intellectual property theft actually have a fair amount of support amongst allies in Europe and Canada but the lack of coordination with allies has undermined their effectiveness. The Trans Pacific Partnership, which Trump abandoned, actually has some of the strictest intellectual property protections of any trade deal. It is no wonder that the global community is puzzled by such a duplicitous economic policy and is looking to diversify away from the U.S. Canada and Mexico, concerned about NAFTA, have both joined the TPP and Mexico most recently agreed to a new trade deal with the EU (the largest common market in the world) that virtually eliminates tariffs between them. Clearly, both countries are looking for leverage and planning contingencies if NAFTA negotiations don’t go well.

As much as the world is weighing how to engage with an “America First” policy, the biggest geopolitical risk (and threat to long term economic growth) is the continued dismantling of our diplomatic corps. The State Department has been hollowed out and is contracting at a time when China is investing a huge amount of political capital to sell its brand around the globe. This was the job our diplomats did very well, often to the significant benefit of business, for over a half century. Now it is the Chinese building roads, infrastructure, making investments and influencing young minds in the emerging and frontier countries. They are seeing the American brand less and less. A further sign of China’s outsized role was the launch of the first ever Yuan denominated crude oil futures contract by the Chinese. A weakened, isolated or less trusted U.S. may no longer get financing at the same attractive rates in what is still a dollar-centric world. Yet another tailwind for rising rates and inflation and a good reason to diversify equity holdings into international and emerging markets.

Kindest regards,

PJ Grzywacz

President

June 28, 2017

3385-NLD-5/24/2017

Additional Index Disclosure: The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that covers the universe of fixed-rate, noninvestment grade debt. The Morningstar Moderate Target Risk Index is a rules-based index based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. The Morningstar Tactical Allocation Category: The Tactical Allocation Category contains funds that seek to provide capital appreciation and income by actively shifting allocations across investments. These portfolios have material shifts across equity regions, and bonds sectors on a frequent basis. To qualify for the tactical allocation category, the fund must have minimum exposures of 10% in bonds and 20% in equity. Next, the fund must historically demonstrate material shifts in sector or regional allocations either through a gradual shift over three years or through a serious of material shifts on a quarterly basis. Within a three-year period, typically the average quarterly changes between equity regions and bond sectors exceeds 15% or the difference between the maximum and minimum exposure to a single equity or bond sector exceeds 50%. The Morningstar Multialternative Category: The Multialternative Category contains funds that offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%. The Morningstar Nontraditional Bond Category: The Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as “absolute return” portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described “unconstrained” portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. Definitions: Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value. Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG Mauldin Solutions Core Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2018

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2018

		Since
CMG Mauldin Solutions Core Fund:	One Year	Inception*
Class A
Without sales charge	5.06%	2.57%
With sales charge	(0.94)%	1.35%
Class I	5.13%	2.79%
MSCI All Country World Index	14.77%	8.93%
Morningstar Moderate Target Risk TR Index	8.08%	6.19%

*	Class A and Class I shares commenced operations on May 15, 2013.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The Morningstar Moderate Target Risk Index is a rules-based index based on a well-established asset allocation from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. The Fund’s total annual operating expenses, including underlying funds, are 2.00% for Class A and 1.75% for Class I per the Fund’s prospectus dated August 28, 2017. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

CMG Mauldin Solutions Core Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
April 30, 2018

Portfolio Composition as of April 30, 2018 (Unaudited)

Percent of
Net Assets
Exchange Traded Funds:	94.9%
Commodity Funds	5.5%
Debt Funds	44.0%
Equity Funds	45.4%

Exchange Traded Notes:	1.0%
Commodity Funds	1.0%
Short-Term Investments	4.0%
Other Assets less Liabilities	0.1%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

CMG Tactical Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2018

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2018

		Since
CMG Tactical Bond Fund:	One Year	Inception*
Class A
Without sales charge	(1.57)%	0. 00%
With sales charge	(7.19)%	(2.02)%
Class I	(1.18)%	0.94%
Bloomberg Barclays U.S. Corporate High Yield Index	3.26%	5.01%

*	Class I shares commenced operations on October 6, 2014. Class A shares commenced operations on May 29, 2015. Bloomberg Barclays U.S. Corporate High Yield Index since inception performance is as of October 6, 2014.

The Bloomberg Barclays U.S. Corporate High Yield Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 2.30% for Class A and 1.95% for Class I per the Fund’s prospectus dated August 28, 2017. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2018 (Unaudited)

Percent of
Net Assets
Exchange Traded Funds:	89.6%
Debt Funds	89.6%
Short-Term Investments	10.3%
Other Assets less Liabilities	0.1%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

CMG Tactical All Asset Strategy Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2018

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2018

		Since
CMG Tactical All Asset Strategy Fund:	One Year	Inception*
Class A
Without sales charge	2.61%	3.30%
With sales charge	(3.29)%	0.29%
Class I	2.68%	3.48%
Morningstar Moderate Target Risk TR Index	8.08%	9.27%

*	Class A and Class I shares commenced operations on May 2, 2016. The Fund’s inception date was April 29, 2016.

The Morningstar Moderate Target Risk Index is a rules-based index based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 1.83% for Class A and 1.58% for Class I per the Fund’s prospectus dated August 28, 2017. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2018 (Unaudited)

Percent of
Net Assets
Exchange Traded Funds:	91.1%
Debt Funds	82.1%
Equity Funds	9.0%
Short-Term Investments	9.0%
Liabilities In Excess of Other Assets	(0.1)%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

CMG Mauldin Solutions Core Fund
PORTFOLIO OF INVESTMENTS
April 30, 2018

Shares	Security	Value
	EXCHANGE-TRADED FUNDS - 94.9%
	COMMODITY FUNDS - 5.5%
2,206	ETFS Physical Platinum Shares*	$189,672
9,842	iShares Commodities Select Strategy ETF	378,031
261,061	iShares Gold Trust*	3,294,590
11,464	PowerShares DB Base Metals Fund*	213,460
	TOTAL COMMODITY FUNDS (Cost - $4,087,771)	4,075,753

	DEBT FUNDS - 44.0%
19,844	Fidelity Total Bond ETF	967,395
9,414	iShares Barclays 7-10 Year Treasury Bond ETF	957,404
142,427	iShares Short Maturity Bond ETF	7,144,138
141,569	iShares Barclays Short Treasury Bond ETF	15,623,555
16,727	iShares Barclays TIPS Bond ETF	1,883,628
67,911	PowerShares National AMT-Free Municipal Bond Portfolio	1,695,738
41,105	SPDR Bloomberg Barclays International Treasury Bond ETF	1,178,069
83,466	SPDR Portfolio Long Term Treasury ETF	2,863,718
	TOTAL DEBT FUNDS (Cost - $32,463,741)	32,313,645

	EQUITY FUNDS - 45.4%
4,333	Energy Select Sector SPDR Fund	319,819
20,288	Financial Select Sector SPDR Fund	556,906
4,432	Health Care Select Sector SPDR Fund	364,576
2,768	Industrial Select Sector SPDR Fund	199,905
15,477	iShares Core MSCI EAFE ETF	1,031,387
13,703	iShares Core S&P Mid-Cap ETF	2,561,913
4,750	iShares Core S&P Small-Cap ETF	369,645
16,721	iShares Edge MSCI USA Momentum Factor ETF	1,779,950
29,693	iShares MSCI ACWI ETF	2,137,599
10,589	iShares MSCI Frontier 100 ETF	352,931
11,772	iShares MSCI Japan ETF	713,854
7,559	PowerShares QQQ Trust Series 1	1,216,545
75,535	PowerShares S&P 500 Low Volatility Portfolio	3,519,931
85,734	PowerShares S&P 500 Quality Portfolio	2,531,725
59,051	ProShares Short S&P500	1,783,340
51,498	Schwab U.S. Large-Cap Value ETF	2,720,124
43,271	Schwab US Small-Cap ETF	3,011,229
14,206	Technology Select Sector SPDR Fund	929,925
64,621	Vanguard FTSE Emerging Markets ETF	2,951,887
2,444	Vanguard Global ex-U.S. Real Estate ETF	149,671
9,011	Vanguard S&P 500 ETF	2,188,952
9,714	Vanguard Small-Cap Value ETF	1,262,237
8,971	WisdomTree Japan SmallCap Dividend Fund	730,329
	TOTAL EQUITY FUNDS (Cost - $32,474,260)	33,384,380

	TOTAL EXCHANGE-TRADED FUNDS (Cost - $69,025,772)	69,773,778

	EXCHANGE-TRADED NOTES - 1.0%
	COMMODITY FUNDS - 1.0%
129,698	ELEMENTS Linked to the Rogers International Commodity Index - Energy Total Return*	403,361
5,823	iPath Series B Bloomberg Agriculture Subindex Total Return ETN*	308,066
	TOTAL EXCHANGE-TRADED NOTES (Cost - $628,034)	711,427

The accompanying notes are an integral part of these financial statements.

CMG Mauldin Solutions Core Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2018

Shares	Security	Value
	SHORT-TERM INVESTMENTS - 4.0%
	MONEY MARKET FUND - 4.0%
2,942,165	Federated Institutional Prime Obligations Fund, Institutional Shares, 1.91% ^	$2,942,460
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,942,382)

	TOTAL INVESTMENTS - 99.9% (Cost - $72,596,188)	$73,427,665
	OTHER ASSETS LESS LIABILITIES - 0.1%	35,540
	NET ASSETS - 100.0%	$73,463,205

ETF - Exchange-Traded Fund

ETN - Exchange-Traded Note

*	Non-income producing security.

^	Floating rate, rate shown represents the rate at April 30, 2018.

The accompanying notes are an integral part of these financial statements.

CMG Tactical Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 2018

Shares	Security	Value
	EXCHANGE-TRADED FUNDS - 89.6%
	DEBT FUNDS - 89.6%
124,860	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	$11,429,684
	TOTAL EXCHANGE-TRADED FUNDS (Cost - $11,431,557)	11,429,684

	SHORT-TERM INVESTMENTS - 10.3%
	MONEY MARKET FUND - 10.3%
1,310,986	Federated Institutional Prime Obligations Fund, Institutional Shares, 1.91% ^	1,311,117
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,311,107)

	TOTAL INVESTMENTS - 99.9% (Cost - $12,742,664)	$12,740,801
	OTHER ASSETS LESS LIABILITIES - 0.1%	13,099
	NET ASSETS - 100.0%	$12,753,900

ETF - Exchange-Traded Fund

^	Floating rate, rate shown represents the rate at April 30, 2018.

The accompanying notes are an integral part of these financial statements.

CMG Tactical All Asset Strategy Fund
PORTFOLIO OF INVESTMENTS
April 30, 2018

Shares	Security	Value
	EXCHANGE-TRADED FUNDS - 91.1%
	DEBT FUNDS - 82.1%
50,954	iShares Barclays Short Treasury Bond ETF	$5,623,283
42,982	JPMorgan Ultra-Short Income ETF	2,152,539
121,090	PowerShares National AMT-Free Municipal Bond Portfolio	3,023,617
101,311	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	9,274,009
58,551	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	5,948,782
	TOTAL DEBT FUNDS (Cost - $26,042,433)	26,022,230

	EQUITY FUNDS - 9.0%
62,711	Vanguard FTSE Emerging Markets ETF	2,864,638
	TOTAL EQUITY FUNDS (Cost - $3,106,898)	2,864,638

	TOTAL EXCHANGE-TRADED FUNDS (Cost - $29,149,331)	28,886,868

	SHORT-TERM INVESTMENTS - 9.0%
	MONEY MARKET FUND - 9.0%
2,849,572	Federated Institutional Prime Obligations Fund, Institutional Shares, 1.91% ^	2,849,857
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,849,563)

	TOTAL INVESTMENTS - 100.1% (Cost - $31,998,894)	$31,736,725
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(44,407)
	NET ASSETS - 100.0%	$31,692,318

ETF - Exchange-Traded Fund

^	Floating rate, rate shown represents the rate at April 30, 2018.

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2018

	CMG Mauldin		CMG Tactical
	Solutions Core	CMG Tactical	All Asset
	Fund	Bond Fund	Strategy Fund

Assets:
Investments at Value (identified cost $72,596,188, $12,742,664, and $31,998,894, respectively)	$73,427,665	$12,740,801	$31,736,725
Deposits with Broker	1,368	—	—
Dividends and Interest Receivable	20,598	25,908	9,063
Receivable for Fund Shares Sold	155,900	5	2,181
Prepaid to Related Party	1,162	5,447	—
Prepaid Expenses	26,312	33,894	23,736
Total Assets	73,633,005	12,806,055	31,771,705

Liabilities:
Payable for Fund Shares Redeemed	102,056	40,154	51,821
Accrued Advisory Fees	64,037	10,195	20,181
Accrued Distribution Fees	955	184	3,961
Payable to Related Parties	—	—	2,347
Accrued Expenses and Other Liabilities	2,752	1,622	1,077
Total Liabilities	169,800	52,155	79,387

NET ASSETS	$73,463,205	$12,753,900	$31,692,318

Composition of Net Assets:
At April 30, 2018, Net Assets consisted of:
Paid-in-Capital	$72,579,334	$15,583,128	$32,170,129
Accumulated Net Investment Income (Loss)	(3,637)	14,902	(214,979)
Accumulated Net Realized Gain (Loss) From Investments and Foreign Currency	56,264	(2,842,267)	(663)
Net Unrealized Appreciation (Depreciation) on:
Investments	831,477	(1,863)	(262,169)
Foreign Currency Translations	(233)	—	—
Net Assets	$73,463,205	$12,753,900	$31,692,318

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$4,648,801	$557,210	$18,338,151
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	430,977	59,133	1,800,381
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$10.79	$9.42	$10.19
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	11.45	9.99	10.81

Class I Shares:
Net Assets	$68,814,404	$12,196,690	$13,354,167
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	6,359,537	1,294,307	1,309,245
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.82	$9.42	$10.20

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2018

	CMG Mauldin		CMG Tactical All
	Solutions Core	CMG Tactical Bond	Asset Strategy
	Fund	Fund	Fund

Investment Income:
Dividend Income	$848,069	$630,991	$887,857
Interest Income	27,194	15,120	54,049
Total Investment Income	875,263	646,111	941,906

Expenses:
Investment Advisory Fees	516,559	170,575	466,612
Administration Fees	135,924	56,319	193,627
Distribution Fees- Class A	15,190	3,204	129,355
Shareholder Service Fees	44	14,938	5,004
Total Expenses	667,717	245,036	794,598
Net Investment Income	207,546	401,075	147,308

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) From:
Investments	633,330	(484,071)	1,902,891
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	727,676	(140,314)	(305,877)
Foreign Currency Translations	1,009	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1,362,015	(624,385)	1,597,014

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,569,561	$(223,310)	$1,744,322

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG Mauldin Solutions Core Fund		CMG Tactical Bond Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	April 30, 2018	April 30, 2017	April 30, 2018	April 30, 2017

Operations:
Net Investment Income (Loss)	$207,546	$(72,152)	$401,075	$634,110
Net Realized Gain (Loss) on Investments	633,330	463,094	(484,071)	685,831
Net Change in Unrealized Appreciation (Depreciation) on Investments	728,685	(229,556)	(140,314)	(470,375)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,569,561	161,386	(223,310)	849,566

Distributions to Shareholders from:
Net Investment Income
Class A	(925)	—	(14,555)	(13,271)
Class I	(242,195)	—	(380,536)	(613,802)
Net Realized Gains
Class A	(48,536)	(25,601)	—	—
Class I	(771,853)	(22,410)	—	—
Total Distributions to Shareholders	(1,063,509)	(48,011)	(395,091)	(627,073)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	20,888,920	652,607	15,780	739,147
Distributions Reinvested	48,070	25,486	14,555	13,271
Cost of Shares Redeemed	(19,912,245)	(1,424,327)	(492,187)	(31,568)
Total Class A Transactions	1,024,745	(746,234)	(461,852)	720,850

Class I Shares:
Proceeds from Shares Issued	74,952,035	6,105,482	6,879,667	5,934,660
Distributions Reinvested	566,286	22,205	352,778	550,912
Cost of Shares Redeemed	(14,303,578)	(3,310,148)	(12,560,446)	(21,861,037)
Total Class I Transactions	61,214,743	2,817,539	(5,328,001)	(15,375,465)

Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	62,239,488	2,071,305	(5,789,853)	(14,654,615)

Increase (Decrease) in Net Assets	62,745,540	2,184,680	(6,408,254)	(14,432,122)

Net Assets:
Beginning of Year	10,717,665	8,532,985	19,162,154	33,594,276
End of Year**	$73,463,205	$10,717,665	$12,753,900	$19,162,154

** Includes accumulated net investment income (loss) of:	$(3,637)	$(60,539)	$14,902	$7,037

Share Activity:
Class A Shares:
Shares Issued	1,971,363	64,608	1,639	77,076
Shares Reinvested	4,382	2,569	1,508	1,370
Shares Redeemed	(1,837,892)	(141,398)	(50,893)	(3,275)
Net increase (decrease) in shares of beneficial interest outstanding	137,853	(74,221)	(47,746)	75,171

Class I Shares:
Shares Issued	6,881,567	590,748	713,353	615,084
Shares Reinvested	51,527	2,229	36,601	57,004
Shares Redeemed	(1,306,441)	(325,552)	(1,313,962)	(2,273,670)
Net increase (decrease) in shares of beneficial interest outstanding	5,626,653	267,425	(564,008)	(1,601,582)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	CMG Tactical All Asset Strategy Fund
	For the Year	For the Period *
	Ended	Ended
	April 30, 2018	April 30, 2017

Operations:
Net Investment Income	$147,308	$79,033
Net Realized Gain on Investments	1,902,891	740,246
Net Change in Unrealized Appreciation (Depreciation) on Investments	(305,877)	43,708
Net Increase in Net Assets Resulting From Operations	1,744,322	862,987

Distributions to Shareholders from:
Net Investment Income
Class A	(367,458)	(70,785)
Class I	(72,237)	(12,504)
Net Realized Gains
Class A	(2,109,054)	(128,975)
Class I	(317,494)	(17,589)
Total Distributions to Shareholders	(2,866,243)	(229,853)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	40,876,876	41,444,685
Distributions Reinvested	2,473,944	199,740
Cost of Shares Redeemed	(62,886,890)	(3,509,331)
Total Class A Transactions	(19,536,070)	38,135,094

Class I Shares:
Proceeds from Shares Issued	12,737,886	6,791,489
Distributions Reinvested	323,275	19,416
Cost of Shares Redeemed	(5,408,373)	(881,612)
Total Class I Transactions	7,652,788	5,929,293

Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	(11,883,282)	44,064,387

Increase (Decrease) in Net Assets	(13,005,203)	44,697,521

Net Assets:
Beginning of Period	44,697,521	—
End of Period**	$31,692,318	$44,697,521

* Commencement of Operations on May 2, 2016.
** Includes accumulated net investment income (loss) of:	$(214,979)	$—

Share Activity:
Class A Shares:
Shares Issued	3,869,252	4,077,761
Shares Reinvested	237,423	19,621
Shares Redeemed	(6,059,859)	(343,817)
Net increase (decrease) in shares of beneficial interest outstanding	(1,953,184)	3,753,565

Class I Shares:
Shares Issued	1,220,812	659,872
Shares Reinvested	30,965	1,905
Shares Redeemed	(518,827)	(85,482)
Net increase in shares of beneficial interest outstanding	732,950	576,295

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Mauldin Solutions Core Fund
	Class A
	Year		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	April 30, 2018		April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014 *

Net Asset Value, Beginning of Period	$10.40		$10.23	$11.00	$10.95	$10.00

Increase (Decrease) From Operations:
Net investment income (loss) (a)	0.08		(0.13)	(0.16)	(0.07)	(0.03)
Net gain (loss) from investments (both realized and unrealized)	0.45		0.38	(0.56)	0.30	1.07
Total from operations	0.53		0.25	(0.72)	0.23	1.04

Distributions to shareholders from:
Net investment income	(0.00	) (g)	—	(0.05)	(0.03)	—
Net realized gains	(0.14)		(0.08)	—	(0.15)	(0.09)
Total distributions	(0.14)		(0.08)	(0.05)	(0.18)	(0.09)

Net Asset Value, End of Period	$10.79		$10.40	$10.23	$11.00	$10.95

Total Return (b)	5.06%		2.50%	(6.57)%	2.12%	10.39	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$4,649		$3,049	$3,757	$5,013	$2,791
Ratio of expenses to average net assets:
Before expense reimbursement (c)	1.52%		3.40%	2.95%	2.48%	3.24	% (e)
After expense reimbursement (c)	1.52%		3.40%	2.95%	2.31%	1.90	% (e)
Ratio of net investment income (loss) to average net assets (c)(d)	0.76%		(1.26)%	(1.44)%	(0.67)%	(0.33	)% (e)
Portfolio turnover rate	220%		248%	20%	41%	40	% (f)

*	Class A shares commenced operations on May 15, 2013.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Amount is less than $0.005 per share

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Mauldin Solutions Core Fund
	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2018	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014 *

Net Asset Value, Beginning of Period	$10.46	$10.26	$11.04	$10.98	$10.00

Increase (Decrease) From Operations:
Net investment income (loss) (a)	0.04	(0.08)	(0.13)	(0.04)	(0.02)
Net gain (loss) from investments (both realized and unrealized)	0.50	0.36	(0.58)	0.30	1.09
Total from operations	0.54	0.28	(0.71)	0.26	1.07

Distributions to shareholders from:
Net investment income	(0.04)	—	(0.07)	(0.05)	—
Net realized gains	(0.14)	(0.08)	—	(0.15)	(0.09)
Total distributions	(0.18)	(0.08)	(0.07)	(0.20)	(0.09)

Net Asset Value, End of Period	$10.82	$10.46	$10.26	$11.04	$10.98

Total Return (b)	5.13%	2.78%	-6.43%	2.39%	10.69	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$68,814	$7,669	$4,776	$8,155	$12,687
Ratio of expenses to average net assets:
Before expense reimbursement (c)	1.33%	2.98%	2.70%	2.25%	2.50	% (e)
After expense reimbursement (c)	1.33%	2.98%	2.70%	1.98%	1.65	% (e)
Ratio of net investment income (loss) to average net assets (c)(d)	0.37%	(0.81)%	(1.18)%	(0.32)%	(0.21	)% (e)
Portfolio turnover rate	220%	248%	20%	41%	40	% (f)

*	Class I shares commenced operations on May 15, 2013.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Bond Fund
	Class A
	Year	Year	Period
	Ended	Ended	Ended
	April 30, 2018	April 30, 2017	April 30, 2016 *

Net Asset Value, Beginning of Period	$9.75	$9.60	$9.96

Increase (Decrease) From Operations:
Net investment income (a)	0.18	0.23	0.12
Net gain (loss) from investments (both realized and unrealized)	(0.33)	0.12	(0.33)
Total from operations	(0.15)	0.35	(0.21)

Distributions to shareholders from:
Net investment income	(0.18)	(0.20)	(0.11)
Return of Capital	—	—	(0.04)
Total distributions	(0.18)	(0.20)	(0.15)

Net Asset Value, End of Period	$9.42	$9.75	$9.60

Total Return (b)	(1.57)%	3.73%	(2.07	)% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$557	$1,042	$305
Ratio of expenses to average net assets (c)	1.78%	1.82%	1.76	% (e)
Ratio of net investment income to average net assets (c)(d)	1.91%	2.38%	1.41	% (e)
Portfolio turnover rate	886%	1,268%	1,413	% (f)

*	Class A shares commenced operations on May 29, 2015.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Bond Fund
	Class I
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	April 30, 2018	April 30, 2017	April 30, 2016	April 30, 2015 *

Net Asset Value, Beginning of Period	$9.75	$9.62	$9.97	$10.00

Increase (Decrease) From Operations:
Net investment income (a)	0.22	0.25	0.17	0.21
Net gain (loss) from investments (both realized and unrealized)	(0.33)	0.14	(0.32)	(0.02)
Total from operations	(0.11)	0.39	(0.15)	0.19

Distributions to shareholders from:
Net investment income	(0.22)	(0.26)	(0.16)	(0.22)
Return of Capital	—	—	(0.04)	—
Total distributions	(0.22)	(0.26)	(0.20)	(0.22)

Net Asset Value, End of Period	$9.42	$9.75	$9.62	$9.97

Total Return (b)	(1.18)%	4.13%	(1.44)%	1.94	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$12,197	$18,120	$33,290	$50,276
Ratio of expenses to average net assets (c)	1.35%	1.47%	1.36%	1.53	% (e)
Ratio of net investment income to average net assets (c)(d)	2.25%	2.61%	1.81%	3.71	% (e)
Portfolio turnover rate	886%	1,268%	1,413%	442	% (f)

*	Class I shares commenced operations on October 6, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical All Asset Strategy Fund
	Class A
	Year	Period
	Ended	Ended
	April 30, 2018	April 30, 2017 *

Net Asset Value, Beginning of Period	$10.32	$10.00

Increase From Operations:
Net investment income (a)	0.02	0.03
Net gain from investments (both realized and unrealized)	0.26	0.37
Total from operations	0.28	0.40

Distributions to shareholders from:
Net investment income	(0.06)	(0.03)
Net realized gains	(0.35)	(0.05)
Total distributions	(0.41)	(0.08)

Net Asset Value, End of Period	$10.19	$10.32

Total Return (b)	2.61%	4.00	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$18,338	$38,741
Ratio of expenses to average net assets (c)	1.30%	1.53	% (e)
Ratio of net investment income to average net assets (c)(d)	0.22%	0.32	% (e)
Portfolio turnover rate	627%	451	% (f)

*	Commencement of Operations on May 2, 2016.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical All Asset Strategy Fund
	Class I
	Year	Period
	Ended	Ended
	April 30, 2018	April 30, 2017 *

Net Asset Value, Beginning of Period	$10.34	$10.00

Increase From Operations:
Net investment income (a)	0.04	0.06
Net gain from investments (both realized and unrealized)	0.25	0.37
Total from operations	0.29	0.43

Distributions to shareholders from:
Net investment income	(0.08)	(0.04)
Net realized gains	(0.35)	(0.05)
Total distributions	(0.43)	(0.09)

Net Asset Value, End of Period	$10.20	$10.34

Total Return (b)	2.68%	4.29	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$13,354	$5,956
Ratio of expenses to average net assets (c)	1.21%	1.28	% (e)
Ratio of net investment income to average net assets (c)(d)	0.34%	0.58	% (e)
Portfolio turnover rate	627%	451	% (f)

*	Commencement of Operations on May 2, 2016.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2018

1.	ORGANIZATION

CMG Mauldin Solutions Core Fund (the “Mauldin Fund”), CMG Tactical Bond Fund, (the “Bond Fund”) and CMG Tactical All Asset Strategy Fund (“Tactical Fund”) (each a “Fund”, collectively, the “Funds”) are each a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Funds currently offer Class A shares and Class I shares. Class I shares are offered at net asset value. Class A shares for all Funds are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Funds and classes are identical except for their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to the respective class’ service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Mauldin Fund seeks capital appreciation as its investment objective. Class A and Class I of the Mauldin Fund commenced operations on May 15, 2013. The Bond Fund seeks to generate total returns over a complete market cycle through capital appreciation and income. Class I of the Bond Fund commenced operations on October 6, 2014. Class A of the Bond Fund commenced operations on May 29, 2015. The Tactical Fund’s investment objective is to generate capital appreciation. Class A and Class I of the Tactical Fund commenced operations on May 2, 2016.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory fees or management fees and other expenses, which are indirectly paid by each Fund. Each are subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which may magnify losses. ETNs are also subject to default risks.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2018 for the Funds’ assets and liabilities measured at fair value:

Mauldin Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$69,773,778	$—	$—	$69,773,778
Exchange-Traded Notes	711,427	—	—	711,427
Short-Term Investments	2,942,460	—	—	2,942,460
Total Assets	$73,427,665	$—	$—	$73,427,665

Bond Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$11,429,684	$—	$—	$11,429,684
Short-Term Investments	1,311,117	—	—	1,311,117
Total Assets	$12,740,801	$—	$—	$12,740,801

Tactical Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$28,886,868	$—	$—	$28,886,868
Short-Term Investments	2,849,857	—	—	2,849,857
Total Assets	$31,736,725	$—	$—	$31,736,725

*	Refer to the Portfolios of Investments for industry classifications.

The Funds did not hold Level 3 securities during the year.

There were no transfers between Level 1 and Level 2 during the current year presented. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended April 30, 2015 through April 30, 2017, or expected to be taken in the Funds’ April 30, 2018 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to an investment advisory agreement between the adviser and the Trust, with respect to the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.05% (1.25% through March 10, 2017), 0.95% and 0.75% of the average daily net assets of the Mauldin Fund, Bond Fund and Tactical Fund, respectively. For the year ended April 30, 2018, the Adviser earned advisory fees of $516,559 for the Mauldin Fund, $170,575 for the Bond Fund and $466,612 for the Tactical Fund. The Adviser manages a portion of the Funds’ portfolios directly and may allocate the remaining balance of the Funds’ assets among the Funds’ sub-advisers. The Mauldin Fund’s sub-adviser is Mauldin Solutions, LLC. The Funds do not directly pay the sub-advisers.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Mauldin Fund may pay up to 0.25% for Class A shares, the Bond Fund may pay up to 0.40% for Class A shares, and the Tactical Fund may pay up to 0.25% for Class A shares per year of its average daily net assets for such distribution and shareholder service activities. During the year ended April 30, 2018, $15,190, $3,204 and $129,355 were accrued under the Plan for the Mauldin Fund, Bond Fund and Tactical Fund, respectively. As of April 30, 2018, the Board has not implemented the Plan with respect to the Class I shares of the Funds and no distribution fees have been accrued against the net assets of that class for the year ended April 30, 2018.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended April 30, 2018, the Distributor received underwriter commissions of $47,884 and $51 for sales of Mauldin and Tactical Funds’ Class A shares, of which $6,371 and $7 was retained by the principal underwriter or other affiliated broker-dealers, respectively.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operating expenses for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. As of April 30, 2018, the amounts owed to GFS were $2,347 for the Tactical Fund. As of April 30, 2018 the receivables from related parties for the Mauldin Fund and the Bond Fund were $1,162 and $5,447, respectively. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year ended April 30, 2018 amounted to $164,668,747 and $106,138,339, respectively, for the Mauldin Fund, $151,123,514 and $158,009,882, respectively, for the Bond Fund, and $353,805,234 and $369,496,311, respectively, for the Tactical Fund.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $72,841,814, $12,864,086 and $31,999,557 for the Mauldin Fund, Bond Fund and the Tactical Fund, respectively, and differs from market value by net unrealized appreciation (depreciation) consisted of:

Mauldin Fund
Gross unrealized appreciation:	$1,116,224
Gross unrealized depreciation:	(530,373)
Net unrealized appreciation:	$585,851

Bond Fund
Gross unrealized appreciation:	$10
Gross unrealized depreciation:	(123,295)
Net unrealized depreciation:	$(123,285)

Tactical Fund
Gross unrealized appreciation:	$10,606
Gross unrealized depreciation:	(273,438)
Net unrealized depreciation:	$(262,832)

The tax character of distributions paid during the years ended April 30, 2018 and April 30, 2017 was as follows:

For the year ended April 30, 2018:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
CMG Mauldin Solutions Core Fund	$727,294	$336,215	$—	$1,063,509
CMG Tactical Bond Fund	395,091	—	—	395,091
CMG Tactical All Asset Strategy Fund	2,866,243	—	—	2,866,243

For the year ended April 30, 2017:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
CMG Mauldin Solutions Core Fund	$—	$48,011	$—	$48,011
CMG Tactical Bond Fund	627,073	—	—	627,073
CMG Tactical All Asset Strategy Fund	229,853	—	—	229,853

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

As of April 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized
	Ordinary	Long-Term	Loss and Late	Carry	Book/Tax	Appreciation/	Total Accumulated
	Income	Capital Gains	Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
CMG Mauldin
Solutions Core Fund	$295,476	$2,777	$—	$—	$—	$585,618	$883,871
CMG Tactical Bond Fund	14,902	—	(488,385)	(2,232,460)	—	(123,285)	(2,829,228)
CMG Tactical All Asset Strategy Fund	—	—	(214,979)	—	—	(262,832)	(477,811)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for partnerships and grantor trusts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses were as follows:

Late Year Losses
CMG Tactical All Asset Strategy Fund	$214,979

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
CMG Tactical Bond Fund	$488,385

At April 30, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
CMG Tactical Bond Fund	$2,232,460	$—	$2,232,460

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses and short-term capital gains, the reclassification of Fund distributions and tax adjustments for partnerships, grantor trust and non-detectible expenses, resulted in reclassifications for the Funds for the year ended April 30, 2018 as follows:

		Undistributed	Undistributed Net
		Ordinary Income	Realized Gains
	Paid In Capital	(Loss)	(Loss)
CMG Mauldin Solutions Core Fund	$—	$92,476	$(92,476)
CMG Tactical Bond Fund	(1,881)	1,881	—
CMG Tactical All Asset Strategy Fund	(9,129)	77,408	(68,279)

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2018, TD Ameritrade held 28.52% and National Financial Services LLC held 28.86% of voting securities of the CMG Mauldin Solutions Core Fund. SEI Private Trust Company held 81.30% of the voting securities of the CMG Tactical Bond Fund and TD Ameritrade held 70.64% of the voting securities of the CMG Tactical All-Asset Strategy Fund.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Bond Fund and the Tactical Fund both currently invest a portion of their assets in the SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (“SPDR T-Bill”). The Funds may redeem their investments from SPDR T-Bill at any time if the Adviser determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Funds will be directly affected by the performance of SPDR T-Bill. The financial statements of SPDR T-Bill, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of April 30, 2018, the percentage of the Bond Fund’s and the Tactical Fund’s net assets invested in SPDR T-Bill was 89.6% and 29.3%, respectively.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of CMG Mauldin Solutions Core Fund,

CMG Tactical Bond Fund, and CMG Tactical All Asset Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CMG Mauldin Solutions Core Fund and CMG Tactical Bond Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of April 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). We have also audited the accompanying statement of asset and liabilities of the CMG Tactical All Asset Strategy Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of April 30, 2018, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 2, 2016 (commencement of operations) through April 30, 2017. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2018, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

June 28, 2018

CMG Funds
RENEWAL OF ADVISORY AGREEMENT (Unaudited)
April 30, 2018

CMG Capital Management Group, Inc. (Adviser to CMG Mauldin, CMG All Asset, and CMG Bond) *

In connection with the regular meeting held on September 26-27, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between CMG Capital Management Group, Inc. (“Adviser”) and the Trust, with respect to the CMG Mauldin, CMG All Asset, and CMG Bond (referred to as the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that CMG was founded in 1992 and managed approximately $248 million in assets specializing in structuring and managing tactical investment strategies through separately managed accounts, mutual funds, and variable annuities for a wide array of clients. The Trustees reviewed the background information of the key investment professionals servicing the Funds and noted their satisfaction with the team’s experience managing tactical strategies in equities, fixed income, and long-short investments. The Trustees reviewed the adviser’s investment process, including its research and due-diligence process, with respect to each Fund. The Trustees acknowledged that the adviser had over a decade of experience conducting due diligence on third party managers, analyzing their investment strategies, providing ongoing trade oversight, monitoring and reviewing performance, business operations, and compliance. The Trustees reviewed the adviser’s broker-dealer selection approach noting it takes into consideration various qualitative service factors relevant to providing best execution. The Trustees noted that the adviser reported to the Board that no material compliance issues arose during the past year. The Trustees observed that the adviser remained focused on research, while maintaining a solid compliance culture and had adequate staff to support its operations.

Performance.

CMG Mauldin – The Trustees noted the adviser to the Fund did not believe that the Fund’s Morningstar performance metrics were an accurate representation of the Fund’s performance given that the Fund had only appointed a new sub-adviser three months prior to the report’s date. The Trustees further noted that the Fund had a positive return over the 1-year period ended June 30, 2017. They considered that the Fund had outperformed its Morningstar category median during the period of June August 2017, which coincided with the appointment of the new sub-adviser to the Fund. They agreed that recent performance was promising.

CMG All Asset – The Trustees noted that the Fund slightly underperformed its peer group and Morningstar category medians for the 1-year period, but had outperformed both groups since the Fund’s inception. They further noted that since the Fund began operations in April 2016, more lengthy performance metrics were not relevant. They concluded that the Fund was being managed consistent with its prospectus stated objectives.

CMG Bond – The Trustees noted that the Fund underperformed its peer group and Morningstar category medians and significantly underperformed its benchmark for the 1-year period. They consider the adviser’s acknowledgment of the underperformance for the Fund and its rationale that short-term volatility affected the Fund’s return over the 1-year period. The Trustees concluded that the adviser had been consistent in implementing the Fund’s strategy since its inception, and should be given the opportunity to continue to seek positive performance for shareholders.

CMG Funds
RENEWAL OF ADVISORY AGREEMENT (Unaudited) (Continued)
April 30, 2018

Fees and Expenses.

CMG Mauldin – The Trustees noted that the adviser charged an advisory fee to the Fund of 1.05%, which was slightly higher than both its Morningstar category median and its peer group median, but was well within the ranges of both groups. They further discussed that the Fund’s net expense ratio as reported by Morningstar, was significantly higher than both of its peer group and Morningstar category medians due to the relatively small size of the Fund. They discussed however, that the Fund’s current net operating expenses were capped due to waivers by service providers. After discussion, the Trustees concluded that the advisory fee charged by CMG was not unreasonable.

CMG All Asset – The Trustees noted that the adviser charged an advisory fee to the Fund of 0.75%, which was lower than both its Morningstar category median and its peer group median. They further discussed the Fund’s net expense ratio, noting that it was slightly higher than its Morningstar category median but lower than its peer group median and was well within ranges of both groups. After discussion, the Trustees concluded that the advisory fee charged by CMG was not unreasonable.

CMG Bond – The Trustees noted that the adviser charged an advisory fee to the Fund of 0.95%, which was higher than its Morningstar category median, but lower than its peer group median. They further discussed the Fund’s net expense ratio, noting that it was higher than both of its peer group and Morningstar category median’s but was well within range of its Morningstar category. After discussion, the Trustees concluded that the advisory fee charged by CMG was not unreasonable.

Profitability. – The Trustees considered the profits realized by the adviser in connection with the advisory services rendered to each Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the advisory services provided to each Fund including soft dollars and compensation for research. The Trustees also considered the benefits realized by the adviser from other activities related to each Fund. The Trustees concluded that based on the profitability information provided by the adviser, the adviser realized a loss from its relationship with CMG All Asset, and that based on the information provided the estimated profits for CMG Mauldin and CMG Bond were not excessive.

Economies of Scale. – The Trustees agreed with the adviser’s assessment that each Fund’s current asset levels were not sufficient to support breakpoints at this time. After discussion, the Trustees agreed that based on the current and anticipated size of each Fund, the adviser’s economies of scale would be revisited at the next renewal and as the size of each Fund materially increases.

Conclusion. – Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded renewal of the Advisory Agreement was in the best interests of each fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

CMG Funds
EXPENSE EXAMPLES (Unaudited)
April 30, 2018

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending
	Annualized	Account	Account	Expenses	Ending	Expenses
	Expense	Value	Value	Paid During	Account Value	Paid During
Class A	Ratio	11/1/17	4/30/18	Period *	4/30/18	Period *
Mauldin Fund	1.61%	$1,000.00	$1,002.50	$7.99	$1,016.81	$8.05
Bond Fund	1.35%	$1,000.00	$977.30	$6.62	$1,018.10	$6.76
All Asset Fund	1.35%	$1,000.00	$993.40	$6.67	$1,018.10	$6.76

Class I
Mauldin Fund	1.36%	$1,000.00	$1,003.30	$6.76	$1,018.05	$6.80
Bond Fund	0.93%	$1,000.00	$979.30	$4.56	$1,020.18	$4.66
All Asset Fund	1.40%	$1,000.00	$994.10	$6.92	$1,017.85	$7.00

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended April 30, 2018 (181) divided by the number of days in the fiscal year (365).

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Northern Lights Fund Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010- 2013).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009- 2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	3	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

4/30/18 – NLFT_v2

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC.	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010- 2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2018, the Trust was comprised of 82 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-CMG-9456.

4/30/18 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc.
1000 Continental Drive, Suite 570
King of Prussia, PA 19406

Sub-Adviser	Mauldin Solutions, LLC
CMG Mauldin	2900 McKinnon # 1708
Solutions Core Fund	Dallas, TX 75201

Administrator	Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds
17605 Wright Street •Suite 2 • Omaha, NE 68130
1-866-CMG-9456

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)        The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 – $43,700

2017 – $58,200

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 – $8,800

2017 – $6,600

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2018 2017

Audit-Related Fees:      0.00% 0.00%

Tax Fees:      0.00% 0.00%

All Other Fees:     0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $6,600

2017 - $8,800

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/6/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/6/18

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 7/6/18